UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 1, 2014
EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (423) 229-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders
The 2014 Annual Meeting of the Stockholders of Eastman Chemical Company (the “Company”) was held on May 1, 2014. There were 151,148,599 shares of common stock outstanding and entitled to be voted, and 129,908,037 of those shares (85.95% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Three items of business were considered by stockholders at the Annual Meeting:

•	election of twelve directors to serve until the Annual Meeting of Stockholders in 2015 and until their successors are duly elected and qualified;

•	advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote); and

•	ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as independent auditors for the Company for the year ended December 31, 2014.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted and abstaining shares)	Votes Against (% of voted and abstaining shares)	Abstentions (% of voted and abstaining shares)	Broker Non-Votes (% of outstanding shares)
Humberto P. Alfonso	115,370,709 (98.25%)	1,659,940 (1.41%)	393,201 (0.34%)	12,484,187 (8.26%)
Gary E. Anderson	115,382,236 (98.26%)	1,650,521 (1.41%)	391,293 (0.33%)	12,483,987 (8.26%)
Brett D. Begemann	115,351,952 (98.24%)	1,677,685 (1.43%)	394,413 (0.33%)	12,483,987 (8.26%)
Michael P. Connors	114,515,162 (97.52%)	2,547,602 (2.17%)	361,286 (0.31%)	12,483,987 (8.26%)
Mark J. Costa	115,591,523 (98.44%)	1,480,266 (1.26%)	352,261 (0.30%)	12,483,987 (8.26%)
Stephen R. Demeritt	114,124,692 (97.19%)	2,943,288 (2.51%)	356,070 (0.30%)	12,483,987 (8.26%)
Robert M. Hernandez	113,904,917 (97.00%)	3,163,781 (2.69%)	355,352 (0.31%)	12,483,987 (8.26%)
Julie F. Holder	115,360,969 (98.24%)	1,708,123 (1.46%)	354,958 (0.30%)	12,483,987 (8.26%)
Renée J. Hornbaker	115,245,926 (98.15%)	1,828,254 (1.56%)	349,870 (0.29%)	12,483,987 (8.26%)
Lewis M. Kling	115,486,067 (98.35%)	1,575,134 (1.34%)	362,849 (0.31%)	12,483,987 (8.26%)
David W. Raisbeck	114,064,279 (97.14%)	3,002,075 (2.56%)	357,696 (0.30%)	12,483,987 (8.26%)
James P. Rogers	115,173,821 (98.08%)	1,884,586 (1.61%)	365,643 (0.31%)	12,483,987 (8.26%)

Accordingly, each of the twelve nominees received a majority of votes cast in favor of that director's election and was elected.

The results of the voting on the advisory “say-on-pay” vote were as follows:

Votes For (% of voted and abstaining shares)	Votes Against (% of voted and abstaining shares)	Abstentions (% of voted and abstaining shares)	Broker Non-Votes (% of outstanding shares)
113,659,709 (96.79%)	2,261,721 (1.93%)	1,502,404 (1.28%)	12,484,203 (8.26%)

Accordingly, a majority of votes cast in the advisory “say-on-pay” vote were “for” approval of the executive compensation as disclosed in the Annual Meeting proxy statement.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2014 were as follows:

Votes For (% of voted and abstaining shares)	Votes Against (% of voted and abstaining shares)	Abstentions (% of voted and abstaining shares)	Broker Non-Votes
124,345,467 (95.72%)	5,006,314 (3.85%)	556,256 (0.43%)	n/a

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP as independent auditors was ratified.

______________________________________________________________________________________
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Eastman Chemical Company
                    By: /s/ Scott V. King
                    Scott V. King,
Vice President, Controller and Chief Accounting Officer
Date: May 5, 2014

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